UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

CADRENAL THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

SCAN TO VIEW MATERIALS & VOTE

CADRENAL THERAPEUTICS, INC.
C/O TRANSFER ONLINE
512 SE SALMON STREET
PORTLAND, OR 97214

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 7/28/2024. Have your proxy card in hand when you access the web site at www.proxyvote.com and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 7/28/2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 John Murphy   02 Robert Lisicki

The Board of Directors recommends you vote FOR proposals 2 through 6.

	For	Against	Abstain
2 To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for our fiscal year ending on December 31, 2024.	☐	☐	☐
3 Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to, at the discretion of the Board, effect a reverse stock split with respect to the Company's issued and outstanding Common Stock, at a ratio of 1-for-2 to 1-for-20 (the "Range"), with the ratio within such Range to be determined at the discretion of the Board and included in a public announcement.	☐	☐	☐
4 Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to, at the discretion of the Board, increase the number of authorized shares of Common Stock that the Company will have authority to grant from 75,000,000 to 125,000,000.	☐	☐	☐
5 Approval of an amendment to our 2022 Successor Equity Incentive Plan (the "2022 Plan") to increase the number of shares of Common Stock that will be available for awards under the 2022 Plan by 2,000,000 shares to 4,604,550 shares and to amend the evergreen provision such that the number of reserved shares of Common Stock available for issuance each year will be equal to 20% of: (i) the shares of Common Stock outstanding at December 31 plus; (ii) the shares of Common Stock issuable upon exercise of warrants and pre-funded warrants outstanding at December 31.	☐	☐	☐
6 Approval of an adjournment of the 2024 Annual Meeting of Stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor Proposal 3, Proposal 4 and/or Proposal 5.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000648623_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement, and Annual Report are available at www.proxyvote.com CADRENAL THERAPEUTICS, INC. 2024 Annual Meeting of Stockholders July 29, 2024 10:00 AM Eastern Time This proxy is solicited by the Board of Directors The undersigned stockholder hereby appoints Quang Pham and Matthew Szot, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shaes of common stock of CARDENAL THERAPEUTICS, INC. that the undersigned is entitled to vote at the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) to be held virtually at 10:00 A.M., Eastern Time, on July 29, 2024 via live audio webcast which can be accessed by visting www.virtualshareholdermeeting.com/CVKD2024, or any adjournment or postponement thereof. The purpose of the 2024 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2024 Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side 0000648623_2 R1.0.0.6